AGENDA Q4 2023 Financial Results and ONSEMBLE Trial Data

risks related to business interruptions, including the outbreak of COVID-19 coronavirus and cyber- attacks on our information technology infrastructure, which could seriously harm our financial condition and increase our costs and expenses; uncertainties of government or third party payer reimbursement; dependence on key personnel; limited experience in marketing and sales; substantial competition; uncertainties of patent protection and litigation; dependence upon third parties; and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations.

1. 2023 was a transformational year 2. New data release from 2nd line ONSEMBLE trial 3. Review of financial position AGENDA

August: mCRC September: beyond mCRC

FIRST LINE SECOND LINE

FIRST LINE SECOND LINE

FIRST LINE SECOND LINE

FIRST LINE SECOND LINE

EXISTING DATA NEW DATA FUTURE POTENTIAL FIRST LINE SECOND LINE

NEW DATA 28 DAY CYCLE ENROLLMENT CRITERIA PRIMARY ENDPOINT

NEW DATA Enrollment*

NEW DATA 1st LINE 2nd LINEBev exposed vs bev naïve patients

NEW DATA —

NEW DATA —

NEW DATA —

NEW DATA —

NEW DATA Best response of: PR SD PD

NEW DATA Best response of: PR SD PD

NEW DATA

HIF1aα α Tumor growth Hypoxia α

HIF1aαTumor growth Hypoxia α bevacizumab onvansertib α

FUTURE POTENTIAL EXISTING DATA NEW DATA FIRST LINE SECOND LINE

FUTURE POTENTIAL

FUTURE POTENTIAL Standard of Care

FUTURE POTENTIAL ENROLLMENT CRITERIA ENDPOINTS PFIZER IGNITE 28 DAY CYCLE

Appendix Additional ONSEMBLE data

NEW DATA Bev Naïve Bev Exposed B e v N a ïv e B e v E xp o se d

NEW DATA Best response of: PR SD PD

NEW DATA Control arm

NEW DATA Experimental arm

NEW DATA • • Experimental arm

Cardiff Oncology™



# Q4 2023 Financial Results and ONSEMBLE Trial Data

February 29, 2024

# Forward-looking statements

CERTAIN STATEMENTS IN THIS PRESENTATION ARE FORWARD-LOOKING within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are based on our current expectations and actual results could differ materially. There are several factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results; our clinical trials may be suspended or discontinued due to unexpected side effects or other safety risks that could preclude approval of our product candidate; results of preclinical studies or clinical trials for our product candidate could be unfavorable or delayed; our need for additional financing; risks related to business interruptions, including the outbreak of COVID-19 coronavirus and cyber-attacks on our information technology infrastructure, which could seriously harm our financial condition and increase our costs and expenses; uncertainties of government or third party payer reimbursement; dependence on key personnel; limited experience in marketing and sales; substantial competition; uncertainties of patent protection and litigation; dependence upon third parties; and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. There are no guarantees that our product candidate will be utilized or prove to be commercially successful. Additionally, there are no guarantees that future clinical trials will be completed or successful or that our product candidate will receive regulatory approval for any indication or prove to be commercially successful. Investors should read the risk factors set forth in our Form 10-K for the year ended December 31, 2023, and other periodic reports filed with the Securities and Exchange Commission. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and we do not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Cardiff Oncology™

# AGENDA

1. 2023 was a transformational year
2. New data release from $2^{nd}$ line ONSEMBLE trial
3. Review of financial position

# 2023 announcements were transformational for Cardiff Oncology

## August: mCRC

| | |
|---|---|
| Novel MOA for onvansertib | Inhibits vascularization of tumors |
| First-line CRDF-004 trial with Pfizer Ignite | Based on FDA recommendation |
| Discontinued second-line trial | First-line has larger patient population than second-line |

## September: beyond mCRC

| | |
|---|---|
| New data from mPDAC trial | 19% (4 PRs of 21) ORR<br>3 of 4 confirmed (14% ORR)*<br>7.7% ORR historical controls |
| New mPDAC clinical program | First-line investigator-initiated trial |
| New data from SCLC trial | Onvansertib monotherapy<br>1 cPR, 3 SD and 3 PD of 7 patients |

* As of February 29, 2024, three of the four initial partial responses seen on the mPDAC trial confirmed on their subsequent scan, and one initial partial response did not confirm. PR: partial response; cPR: confirmed partial response; ORR: objective response rate; mCRC: metastatic colorectal cancer; mPDAC: metastatic pancreatic ductal adenocarcinoma; SCLC: small cell lung cancer; MOA: mechanism of action

# Our mCRC journey of discovery led us from second-line to first-line

## FIRST LINE

**CRDF-004**

ENROLLING

RAS-mutated mCRC

90 patients, randomized, 3 arms (2 doses + control),

Pfizer Ignite

## SECOND LINE

**Ph 1b/2** (TROV-054)

COMPLETED

KRAS-mutated mCRC

66 evaluable patients, single arm

**CRDF-003**

ONSEMBLE mCRC Clinical Trial

DISCONTINUED

RAS-mutated mCRC

23 patients*, randomized, blinded, 3 arms (2 doses + control)

* ONSEMBLE enrolled 23 patients, and 2 patients were not evaluable for efficacy because one withdrew consent prior to their first dose and one withdrew consent before their first post-baseline scan. Both patients were "bev exposed" and randomized to the control arm.

# Our mCRC journey of discovery led us from second-line to first-line

## FIRST LINE

Provided initial signal of efficacy in second-line RAS-mutated mCRC

**CRDF-004**

ENROLLING

RAS-mutated mCRC

90 patients, randomized, 3 arms (2 doses + control)

Pfizer Ignite

## SECOND LINE

**Ph 1b/2**
(TROV-054)

COMPLETED

KRAS-mutated mCRC

66 evaluable patients, single arm

**CRDF-003**

ONSEMBLE
mCRC Clinical Trial

DISCONTINUED

RAS-mutated mCRC

23 patients*, randomized, blinded, 3 arms (2 doses + control)

* ONSEMBLE enrolled 23 patients, and 2 patients were not evaluable because one withdrew consent prior to their first dose and one withdrew consent before their first post-baseline scan. Both patients were "bev exposed" and randomized to the control arm.

# Our mCRC journey of discovery led us from second-line to first-line

| | | | |
|---|---|---|---|
| **FIRST LINE** | Randomized second-line trial designed to show onvansertib's contribution to SoC that was discontinued | **CRDF-004**<br>ENROLLING | RAS-mutated mCRC<br>90 patients, randomized, 3 arms (2 doses + control)<br>Pfizer Ignite |
| **SECOND LINE** | **Ph 1b/2** (TROV-054)<br>COMPLETED<br>KRAS-mutated mCRC<br>66 evaluable patients, single arm | **CRDF-003**<br>ONSEMBLE mCRC Clinical Trial<br>DISCONTINUED | RAS-mutated mCRC<br>23 patients*, randomized, blinded, 3 arms (2 doses + control) |

* ONSEMBLE enrolled 23 patients, and 2 patients were not evaluable because one withdrew consent prior to their first dose and one withdrew consent before their first post-baseline scan. Both patients were "bev exposed" and randomized to the control arm.

# Our mCRC journey of discovery led us from second-line to first-line

## FIRST LINE

Shift to 1st-line setting based on:

1. Phase 1b/2 clinical data
2. New mechanism of action
3. FDA recommendation

**CRDF-004**

ENROLLING

RAS-mutated mCRC

90 patients, randomized, 3 arms (2 doses + control)

Pfizer Ignite

## SECOND LINE

**Ph 1b/2** (TROV-054)

COMPLETED

KRAS-mutated mCRC

66 evaluable patients, single arm

**CRDF-003**

ONSEMBLE mCRC Clinical Trial

DISCONTINUED

RAS-mutated mCRC

23 patients*, randomized, blinded, 3 arms (2 doses + control)

* ONSEMBLE enrolled 23 patients, and 2 patients were not evaluable because one withdrew consent prior to their first dose and one withdrew consent before their first post-baseline scan. Both patients were "bev exposed" and randomized to the control arm.

# Today we are announcing new data from the ONSEMBLE trial

| | | |
|---|---|---|
| FIRST LINE | | FUTURE POTENTIAL<br>CRDF-004 |
| SECOND LINE | EXISTING DATA<br>Ph 1b/2<br>(TROV-054) | NEW DATA<br>CRDF-003<br>ONSEMBLE<br>mCRC Clinical Trial |

# ONSEMBLE Phase 2 trial was designed to generate randomized data

NEW DATA
CRDF-003

## ENROLLMENT CRITERIA

2nd line mCRC

KRAS+/NRAS+

Unresectable

**R**
N=23
1:1:1



mCRC

**Standard of Care**
FOLFIRI/bev

**Onvansertib 20mg**
+ FOLFIRI+bev

**Onvansertib 30mg**
+ FOLFIRI+bev

## PRIMARY ENDPOINT

Objective Response Rate



ONVANSERTIB
28 DAY CYCLE
Second-line SoC:
FOLFIRI + bevacizumab
Second-line SoC:
FOLFIRI + bevacizumab
6
7
8
9
10
11
12
13
14
20
21
22
23
24
25
26
27
28
ONVANSERTIB

# ONSEMBLE's patient demographics reflect second-line mCRC population

NEW DATA
CRDF-003

## Enrollment*

| Number of Patients (N) | FOLFIRI and bev | FOLFIRI-bev and Onvansertib - 20mg | FOLFIRI-bev and Onvansertib - 30mg | Total Patients All Doses |
|---|---|---|---|---|
| Intent to Treat | 8 | 8 | 7 | 23 |
| Treated (included in safety evaluable patients) | 7 | 8 | 7 | 22 |
| Evaluable for efficacy | 6 | 8 | 7 | 21 |

| Total Patients N=22 | Median [range] or n (%) |
|---|---|
| Age (years) | 53 [35-81] |
| Sex | |
| Male | 12 (54%) |
| Female | 10 (46%) |
| ECOG[1] | |
| 0 | 9 (41%) |
| 1 | 12 (55%) |

| Total Patients N=22 | Median n (%) |
|---|---|
| Liver metastasis | |
| None | 5 (23%) |
| Liver and other | 13 (59%) |
| Liver only | 4 (18%) |
| Number of metastatic organs | |
| 1 | 7 (32%) |
| ≥2 | 15 (68%) |
| Prior bevacizumab treatment | |
| Yes | 15 (68%) |
| No | 7 (32%) |

* Data are interim as of January 3, 2024 from an ongoing trial and unlocked database. ONSEMBLE enrolled 23 patients, and 2 patients were not evaluable because one withdrew consent prior to their first dose and one withdrew consent before their first post-baseline scan. Both patients were "bev exposed" and randomized to the control arm.

[1] ECOG was not recorded for one patient

# 2nd line ONSEMBLE patients may or may not have received bev in 1st line

NEW DATA
CRDF-003

## Bev exposed vs bev naïve patients

| | |
|---|---|
| "Bev naïve" | patients who did not receive prior bev in first-line |

or

| | |
|---|---|
| "Bev exposed" | patients who received bev in first-line |

**1st LINE**

FOLFOX
7 of 21*

FOLFOX + **bevacizumab**
14 of 21*

**2nd LINE**

ONSEMBLE
mCRC Clinical Trial

FOLFIRI + **bevacizumab**
+/-
ONVANSERTIB

In the ONSEMBLE trial, all patients received FOLFIRI & bev +/- onvansertib

* Number of the 21 ONSEMBLE patients evaluable for efficacy that were bev naïve or bev exposed.

# Bev naïve patients treated with onvansertib + SoC achieved deeper responses than SoC alone

NEW DATA
CRDF-003

**Best Radiographic Response*—** ONSEMBLE mCRC Clinical Trial patients (as of February 26, 2024)



Bev Naïve
Bev Exposed
Onvansertib + FOLFIRI / bev
FOLFIRI / bev alone
Onvansertib + FOLFIRI / bev
FOLFIRI / bev alone
% change in target lesions from baseline
100
50
0
-50
-100
+68%
-27%
-43%
-44%
+13%
-10%
-16%
+57%
+29%
+8%
+7%
+7%
+2%
+2%
-8%
-13%
-15%
-16%
-4%
-7%
-18%
20% tumor increase
30% tumor reduction
Partial Response
Confirmed PR
Stable Disease
Progressive Disease
Patients by dose
20 mg
30 mg
036-009
001-006
024-015
026-019
007-004
021-021
023-016
035-026
014-005
024-017
035-025
018-008
007-010
007-024
007-014
007-011
011-003
026-013
011-002
011-007
001-018

* Radiographic response determined per RECIST 1.1. Waterfall plot reflects interim data as of February 26, 2024 from an ongoing, discontinued trial and unlocked database.

# Bev naïve patients treated with onvansertib + SoC achieved deeper responses than SoC alone

NEW DATA
CRDF-003

**Best Radiographic Response*— ONSEMBLE mCRC Clinical Trial patients (as of February 26, 2024)**



Bev Naïve
Onvansertib + FOLFIRI / bev
FOLFIRI / bev alone
% change in target lesions from baseline
100
50
0
-50
-100
+68%
-27%
-43%
-44%
+13%
-10%
-16%
Patients by dose
20 mg
30 mg
30 mg
20 mg
036-009
001-006
024-015
026-019
007-004
021-021
023-016

Objective responses were observed ONLY in bev naïve patients that were treated with onvansertib + SoC

* Radiographic response determined per RECIST 1.1. Waterfall plot reflects interim data as of February 26, 2024 from an ongoing, discontinued trial and unlocked database.

# Bev naïve patients treated with onvansertib + SoC achieved deeper responses than SoC alone

NEW DATA
CRDF-003

**Best Radiographic Response*—** ONSEMBLE mCRC Clinical Trial patients (as of February 26, 2024)



Bev Exposed
Onvansertib + FOLFIRI / bev
FOLFIRI / bev alone
Partial Response
Confirmed PR
Stable Disease
Progressive Disease
20% tumor increase
30% tumor reduction
100
50
0
-50
-100
+57%
+29%
+8%
+7%
+7%
+2%
+2%
-8%
-13%
-15%
-16%
-4%
-7%
-18%
Patients by dose
20 mg
20 mg
30 mg
20 mg
20 mg
30 mg
30 mg
20 mg
20 mg
30 mg
30 mg
035-026
014-005
024-017
035-025
018-008
007-010
007-024
007-014
007-011
011-003
026-013
011-002
011-007
001-018

No objective responses observed in bev exposed arms

* Radiographic response determined per RECIST 1.1. Waterfall plot reflects interim data as of February 26, 2024 from an ongoing, discontinued trial and unlocked database.

# Bev naïve patients treated with onvansertib + SoC achieved deeper responses than SoC alone

NEW DATA
CRDF-003

**Best Radiographic Response*—** ONSEMBLE mCRC Clinical Trial patients (as of February 26, 2024)



Bev Naïve
Bev Exposed
FOLFIRI / bev alone
FOLFIRI / bev alone
% change in target lesions from baseline
100
50
0
-50
-100
+13%
-10%
-16%
-4%
-7%
-18%
007-004
021-021
023-016
011-002
011-007
001-018
Bev naïve and bev exposed control arms appear to be similar

* Radiographic response determined per RECIST 1.1. Waterfall plot reflects interim data as of February 26, 2024 from an ongoing, discontinued trial and unlocked database.

# Bev naïve patients treated with onvansertib + SoC achieved deeper responses than SoC alone

NEW DATA
CRDF-003

**Change in tumor size from baseline*** – ONSEMBLE mCRC Clinical Trial bev naïve patients (as of February 26, 2024)

Bev naïve: onvansertib + FOLFIRI/bev arm

Bev naïve: FOLFIRI/bev (control) arm



100
20
0
-30
-100
% change in target lesions from baseline
Best response of:
PR
SD
PD
Months on treatment
0
2
4
6
8
Progressive disease
Stable disease
-30% tumor reduction
Partial response
100
20
0
-30
100
Months on treatment
0
2
4
6
8

* Spider plots reflect interim data as of February 26, 2024 from an ongoing, discontinued trial and unlocked database

# Bev naïve patients treated with onvansertib + SoC achieved deeper responses than SoC alone

NEW DATA
CRDF-003

**Change in tumor size from baseline*** – ONSEMBLE mCRC Clinical Trial bev naïve patients (as of February 26, 2024)

Bev naïve: onvansertib + FOLFIRI/bev arm



100
20
0
-30
-100
% change in target lesions from baseline
Best response of:
PR
SD
PD
Patient discontinued onvansertib
Months on treatment
0
2
4
6
8

Patient 006 discontinued onvansertib but remained on FOLFIRI/bev at their 6-month scan due to a suspicious new lung lesion.
Lesion was later biopsy-confirmed as a Valley fever (fungal) infection, not a new tumor lesion

* Spider plots reflect interim data as of February 26, 2024 from an ongoing, discontinued trial and unlocked database

# Two independent clinical trials demonstrate the bev naïve finding

NEW DATA
CRDF-003

**Objective Response Rate (ORR) by Cohort***

| | | N | Bev Naïve | Bev Exposed |
|---|---|---|---|---|
| ONSEMBLE mCRC Clinical Trial Randomized | Onvansertib + SoC | 15 | 50% (2 of 4) | 0% (0 of 11) |
| | Control (SoC alone) | 6 | 0% (0 of 3) | 0% (0 of 3) |
| **Phase 1b/2** Single-arm | Onvansertib + SoC | 66 | 73% (11 of 15) | 16% (8 of 51) |

* Radiographic response determined per RECIST 1.1. ONSEMBLE data reflects interim data as of February 26, 2024 from an ongoing, discontinued trial and unlocked database. Onvansertib + SoC includes patients at both the 20mg and 30mg dose of onvansertib. Phase 1b/2 data reflects interim data as of June 16, 2023 from an ongoing trial and unlocked database.

# HIF1α plays a critical role in a tumor's response to hypoxia

## Tumor growth → Hypoxia → HIF1α

**Tumor growth**
The tumor cells outgrow the blood supply and become starved of oxygen and nutrients…



normoxic
Carcinoma cells
hypoxic
vasculature

**Hypoxia**
…low oxygen levels lead to elevated HIF1α protein expression

**HIF1α**
…turns on VEGF-A expression and secretion to recruit new vasculature as well as turning on a multitude of downstream survival genes

- VEGF-A → Angiogenesis: Vascularization of the tumor
- Tumor cell survival
- Proliferation

https://www.frontiersin.org/journals/immunology/articles/10.3389/fimmu.2017.01625/full

# Onvansertib and bev independently inhibit tumor response to hypoxia in bev naïve tumors

**Tumor growth** → **Hypoxia** → **HIF1α** ⊣ **onvansertib**

The tumor cells outgrow the blood supply and become starved of oxygen and nutrients…

…low oxygen levels lead to elevated HIF1α protein expression

…turns on VEGF-A expression and secretion to recruit new vasculature as well as turning on a multitude of downstream survival genes

onvansertib inhibits HIF1α expression

**bevacizumab** ⊣ VEGF-A

bevacizumab neutralizes VEGF-A

VEGF-A → Angiogenesis: Vascularization of the tumor

HIF1α → Tumor cell survival

HIF1α → Proliferation


normoxic
Carcinoma cells
hypoxic
vasculature

https://www.frontiersin.org/journals/immunology/articles/10.3389/fimmu.2017.01625/full

# Each step of our journey has reinforced the next step

## FIRST LINE

**FUTURE POTENTIAL**

**CRDF-004**

ENROLLING

## SECOND LINE

**EXISTING DATA**

**Ph. 1b/2**
(TROV-054)

COMPLETED

**NEW DATA**

**CRDF-003**
ONSEMBLE
mCRC Clinical Trial

DISCONTINUED

# Our lead program targets first-line RAS-mutated mCRC

FUTURE POTENTIAL
CRDF-004

## mCRC is common…

**2024 new US cases ('000s)***


0
100
200
300
Breast
Prostate
Lung
Colorectal
153k
Melanoma
Bladder
Renal
N-H Lymph.
Uterus
Pancreas

## …and challenging to treat

**2024 US deaths ('000s)***


0
50
100
Lung
Colorectal
53k
Pancreas
Breast
Prostate
Liver
Leukemia
N-H Lymph.
Brain
Bladder

## Annual eligible US patients*


First-line
48k
Second-line
23k
7.5k
bev naïve
All
bev naïve
mCRC RAS-mut

* American Cancer Society Cancer Facts and Figures 2024, and company estimates of first-line and second-line mCRC population with KRAS- and NRAS-mutated cancers.

# There is a significant unmet need in RAS-mutated mCRC first-line SoC

FUTURE POTENTIAL
CRDF-004

## **Standard of Care** for first-line RAS-mutated mCRC includes chemo + bevacizumab

| | | |
|---|---|---|
| Chemotherapy | FOLFOX<br>FOLFIRI | (approved 1996)<br>(approved 2002) |
| + | | |
| Antiangiogenic | Bevacizumab (Avastin®) | (approved 2004) |
| Targeted therapy | None | |

# Trial design of CRDF-004: first-line RAS-mutated mCRC Phase 2 trial

## ENROLLMENT CRITERIA

- First-line mCRC
- KRAS+/NRAS+
- Unresectable
- No prior bev treatment

**R**
N=90
1:1:1


mCRC

**Standard of Care (n=30)**
FOLFIRI/bev or FOLFOX/bev

**Onvansertib 20mg (n=30)**
+FOLFIRI/bev or FOLFOX/bev

**Onvansertib 30mg (n=30)**
+FOLFIRI/bev or FOLFOX/bev

## ENDPOINTS

| | |
|---|---|
| Primary | ORR |
| Secondary | DoR and PFS |

**PFIZER IGNITE** is providing clinical execution for CRDF-004


ONVANSERTIB
First-line SoC:
Chemo + bevacizumab
28 DAY CYCLE
First-line SoC:
Chemo + bevacizumab
ONVANSERTIB
6
7
8
9
10
11
12
13
14
20
21
22
23
24
25
26
27
28

In CRDF-004, each arm will have an equal number of FOLFIRI/bev and FOLFOX/bev patients.

# Our financial position is strong as of Q4 2023

**Summary financial information as of December 31, 2023**

| | |
|---|---|
| December 31, 2023 cash and investments* | $74.8M |
| Q4 2023 net cash used in Operating Activities* | $7.1M |
| Runway with current cash extends into 3Q 2025 | |

We expect to release data from our first-line RAS mutated mCRC trial (CRDF-004) in mid-2024

* Financial information above is derived from our audited financials in Form 10K filed on 2/29/24 and unaudited financials in Form 10Q filed on 11/2/23.

# ONSEMBLE second-line data support our CRDF-004 first-line strategy

| | Results from ONSEMBLE<br>Second-line RAS-mut mCRC | Implications for CRDF-004<br>First-line RAS-mut mCRC |
|---|---|---|
| Efficacy signal in bev naïve patients | Objective responses observed only in bev naïve patients that received onvansertib with SoC | All first-line mCRC patients are bev naïve |
| No SoC signal in the control arm | No objective responses observed in bev naïve patients randomized to the control arm (SoC only) | Addition of onvansertib may improve efficacy of SoC chemo/bev |
| Signal in both 20mg & 30mg dose | 1 partial response observed in each dose of onvansertib (20mg and 30mg) | Data from 20mg and 30mg arms could be combined for earlier efficacy evaluation |

# Appendix

# Additional ONSEMBLE data

# ONSEMBLE trial swimmer plot

NEW DATA
CRDF-003



Swimmer plot* – ONSEMBLE mCRC Clinical Trial patients (as of February 26, 2024)
Bev Naïve
001-006 *
024-015
026-019
036-009
007-004
023-016
021-021
0
2
4
6
8
10
12
Months
Bev Exposed
011-003
018-008
007-011
026-013
024-017
007-014
007-010
007-024
035-026
035-025
014-005
011-002 *
001-018
011-007
0
2
4
6
8
10
12
Months
Treatment Arm
Control
Onvansertib 20 mg
Onvansertib 30 mg
Response
Progressive Disease
Stable Disease
Partial Response
Confirmed Partial Response
Reason for Discontinuation
Disease Progression
Patient Decision
> On Treatment

* Swimmer plot reflects interim data as of February 26, 2024 from an ongoing, discontinued trial and unlocked database. Patient 001-006 discontinued onvansertib at their 6-month scan due to a suspicious new lung lesion, which was later biopsy-confirmed as a Valley fever (fungal) infection. Patient 011-002 continues on trial in the control arm despite progressive disease, as the treating physician believes the patient continues to have clinical benefit from second-line standard of care treatment..

# Bev exposed patients, with or without onvansertib, showed no responses

NEW DATA
CRDF-003

**Change in tumor size from baseline*** – ONSEMBLE mCRC Clinical Trial bev exposed patients (as of February 26, 2024)


Bev exposed: onvansertib + FOLFIRI/bev arm
Bev exposed: FOLFIRI/bev (control) arm
% change in target lesions from baseline
Best response of:
PR
SD
PD
Progressive disease
Stable disease
-30% tumor reduction
Partial response
Months on treatment
100
20
0
-30
-100
0
2
4
6
8
10
12

* Spider plots reflect interim data as of February 26, 2024 from an ongoing, discontinued trial and unlocked database

# Control Arm: Treatment Emergent Adverse Effects (TEAEs)

NEW DATA
CRDF-003

## Control arm

(N=7)

Patients received FOLFIRI+bev

No major/unexpected toxicity seen

| N (% of total) | Grade 1 | Grade 2 | Grade 3 | Grade 4 | Total |
|---|---|---|---|---|---|
| Any Adverse Events | 6 ( 85.7) | 6 ( 85.7) | 3 ( 42.9) | 0 ( 0.0) | 6 ( 85.7) |
| Diarrhea | 3 ( 42.9) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 4 ( 57.1) |
| Nausea | 2 ( 28.6) | 1 ( 14.3) | 1 ( 14.3) | 0 ( 0.0) | 4 ( 57.1) |
| Fatigue | 3 ( 42.9) | 0 ( 0.0) | 1 ( 14.3) | 0 ( 0.0) | 4 ( 57.1) |
| Neutropenia | 0 ( 0.0) | 3 ( 42.9) | 0 ( 0.0) | 0 ( 0.0) | 3 ( 42.9) |
| Stomatitis | 1 ( 14.3) | 1 ( 14.3) | 1 ( 14.3) | 0 ( 0.0) | 3 ( 42.9) |
| Vomiting | 1 ( 14.3) | 0 ( 0.0) | 1 ( 14.3) | 0 ( 0.0) | 2 ( 28.6) |
| Alopecia | 1 ( 14.3) | 2 ( 28.6) | 0 ( 0.0) | 0 ( 0.0) | 3 ( 42.9) |
| Constipation | 2 ( 28.6) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 3 ( 42.9) |
| Decreased appetite | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) |
| Insomnia | 0 ( 0.0) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 14.3) |
| Hypokalaemia | 1 ( 14.3) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 2 ( 28.6) |
| Anaemia | 0 ( 0.0) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 14.3) |
| Cough | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 14.3) |
| Dysgeusia | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) |
| Dyspepsia | 0 ( 0.0) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 14.3) |
| Hypertension | 0 ( 0.0) | 0 ( 0.0) | 1 ( 14.3) | 0 ( 0.0) | 1 ( 14.3) |
| Lymphopenia | 0 ( 0.0) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 14.3) |
| Pyrexia | 0 ( 0.0) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 14.3) |

* Data consists of all adverse events entered into the EDC as of January 3, 2024, from an ongoing trial and unlocked database. N: number of patients; events shown occurred in ≥10% of patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events; Columns show the absolute # of patients and (%) of the population.

# Onvansertib 30mg Arm TEAEs: Onvansertib in combination with FOLFIRI+bev is well-tolerated

NEW DATA
CRDF-003

## Experimental arm

Onv 30mg (N=7)

Patients received FOLFIRI+bev +30 mg dose of onvansertib

No major/unexpected toxicity seen

| N (% of total) | Grade 1 | Grade 2 | Grade 3 | Grade 4 | Total |
|---|---|---|---|---|---|
| Any Adverse Events | 7 (100.0) | 7 (100.0) | 4 ( 57.1) | 0 ( 0.0) | 7 (100.0) |
| Diarrhea | 1 ( 14.3) | 1 ( 14.3) | 2 ( 28.6) | 0 ( 0.0) | 4 ( 57.1) |
| Nausea | 2 ( 28.6) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 3 ( 42.9) |
| Fatigue | 3 ( 42.9) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 4 ( 57.1) |
| Neutropenia | 0 ( 0.0) | 1 ( 14.3) | 2 ( 28.6) | 0 ( 0.0) | 3 ( 42.9) |
| Stomatitis | 2 ( 28.6) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 3 ( 42.9) |
| Vomiting | 2 ( 28.6) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 2 ( 28.6) |
| Alopecia | 1 ( 14.3) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 2 ( 28.6) |
| Constipation | 1 ( 14.3) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 2 ( 28.6) |
| Decreased appetite | 0 ( 0.0) | 2 ( 28.6) | 0 ( 0.0) | 0 ( 0.0) | 2 ( 28.6) |
| Insomnia | 3 ( 42.9) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 3 ( 42.9) |
| Hypokalaemia | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) |
| Anaemia | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 14.3) |
| Cough | 2 ( 28.6) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 2 ( 28.6) |
| Dysgeusia | 0 ( 0.0) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 14.3) |
| Dyspepsia | 0 ( 0.0) | 1 ( 14.3) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 14.3) |
| Hypertension | 0 ( 0.0) | 1 ( 14.3) | 1 ( 14.3) | 0 ( 0.0) | 2 ( 28.6) |
| Lymphopenia | 2 ( 28.6) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 2 ( 28.6) |
| Pyrexia | 0 ( 0.0) | 0 ( 0.0) | 1 ( 14.3) | 0 ( 0.0) | 1 ( 14.3) |
| Thrombocytopenia | 0 ( 0.0) | 2 ( 28.6) | 0 ( 0.0) | 0 ( 0.0) | 2 ( 28.6) |

* Data consists of all adverse events entered into the EDC as of January 3, 2024, from an ongoing trial and unlocked database. N: number of patients; events shown occurred in ≥10% of patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events; Columns show the absolute # of patients and (%) of the population.

# Onvansertib 20mg Arm TEAEs: Onvansertib in combination with FOLFIRI+bev is well-tolerated

NEW DATA
CRDF-003

## Experimental arm

Onv 20mg (N=8)

Patients received FOLFIRI+bev +20 mg dose of onvansertib

No major/unexpected toxicity seen

2 Grade 4 TEAEs of neutropenia seen in patients (008 and 019) receiving 20mg onvansertib+SoC

- Both patients recovered after delaying their next cycle of treatment for 7 and 10 days, respectively
- Both patients are still on-trial

| N (% of total) | Grade 1 | Grade 2 | Grade 3 | Grade 4 | Total |
|---|---|---|---|---|---|
| Any Adverse Events | 8 (100.0) | 7 ( 87.5) | 2 ( 25.0) | 2 ( 25.0) | 8 (100.0) |
| Diarrhea | 4 ( 50.0) | 3 ( 37.5) | 0 ( 0.0) | 0 ( 0.0) | 7 ( 87.5) |
| Nausea | 3 ( 37.5) | 3 ( 37.5) | 0 ( 0.0) | 0 ( 0.0) | 6 ( 75.0) |
| Fatigue | 2 ( 25.0) | 0 ( 0.0) | 1 ( 12.5) | 0 ( 0.0) | 3 ( 37.5) |
| Neutropenia | 1 ( 12.5) | 0 ( 0.0) | 1 ( 12.5) | 2 ( 25.0) | 3 ( 37.5) |
| Stomatitis | 1 ( 12.5) | 1 ( 12.5) | 0 ( 0.0) | 0 ( 0.0) | 2 ( 25.0) |
| Vomiting | 2 ( 25.0) | 2 ( 25.0) | 0 ( 0.0) | 0 ( 0.0) | 4 ( 50.0) |
| Alopecia | 2 ( 25.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 2 ( 25.0) |
| Constipation | 1 ( 12.5) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 12.5) |
| Decreased appetite | 2 ( 25.0) | 2 ( 25.0) | 0 ( 0.0) | 0 ( 0.0) | 4 ( 50.0) |
| Insomnia | 1 ( 12.5) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 12.5) |
| Hypokalaemia | 1 ( 12.5) | 0 ( 0.0) | 1 ( 12.5) | 0 ( 0.0) | 2 ( 25.0) |
| Anaemia | 1 ( 12.5) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 12.5) |
| Cough | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) |
| Dysgeusia | 2 ( 25.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 2 ( 25.0) |
| Dyspepsia | 0 ( 0.0) | 1 ( 12.5) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 12.5) |
| Hypertension | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) |
| Lymphopenia | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) |
| Pyrexia | 1 ( 12.5) | 0 ( 0.0) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 12.5) |
| Thrombocytopenia | 0 ( 0.0) | 1 ( 12.5) | 0 ( 0.0) | 0 ( 0.0) | 1 ( 12.5) |

* Data consists of all adverse events entered into the EDC as of January 3, 2024, from an ongoing trial and unlocked database. N: number of patients; events shown occurred in ≥10% of patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events; Columns show the absolute # of patients and (%) of the population.